UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             April 18, 2017

Datawatch Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

4 Crosby Drive
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2017, the stockholders of Datawatch Corporation (“Datawatch”) approved the adoption of Datawatch’s Third Amended and Restated 2011 Equity Compensation and Incentive Plan (the “Amended 2011 Plan”), which amends the Second Amended and Restated 2011 Equity Compensation and Incentive Plan to (1) increase the total authorized shares under such plan by 1,000,000 shares and (2) prohibit Datawatch from granting awards under the Amended 2011 Plan for which participants would be entitled to receive ordinary dividends in respect of those awards prior to the date those awards vest. For a description of the material features of the Amended 2011 Plan, please refer to Datawatch’s Amended Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on April 18, 2017, a copy of which was filed with the Securities and Exchange Commission on March 3, 2017 (File No. 000-19960) and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On April 19, 2017, Datawatch issued a press release reporting its financial results for its quarter ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 2.02, including in Exhibit 99.1 attached hereto and incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (“SEC”) made by Datawatch, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Equity Awards

On April 18, 2017, Datawatch granted awards of restricted stock units for shares of Datawatch common stock (“RSUs”) under the Amended 2011 Plan to the named executive officers of Datawatch, as follows:

Name and Position	Number of RSUs
Michael A. Morrison President and Chief Executive Officer	110,000
James Eliason Chief Financial Officer	60,000
Ken Tacelli Chief Operating Officer	60,000

All of the RSUs awarded to each executive will vest in equal installments on each of the first, second and third anniversaries of May 1, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Datawatch was held on April 18, 2017, at which the stockholders voted on the following matters:

1.	The election of Richard de J. Osborne, Joan McArdle, Thomas H. Kelly, Christopher T. Cox, David C. Mahoney, Randy Seidl, Donald R. Friedman and Michael A. Morrison to the Board of Directors to serve for the ensuing year or until their respective successors are duly elected and qualified;

2.	The approval of the Amended 2011 Plan; and

3.	The ratification of the appointment of RSM US LLP, Datawatch’s independent registered public accounting firm (“Auditor Ratification”).

The final voting results as certified by the independent inspector of elections, Broadridge Financial Solutions, Inc., for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are as follows:

Director Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Richard de J. Osborne	7,719,209	142,443	3,117,237
Joan McArdle	7,783,145	78,507	3,117,237
Thomas H. Kelly	7,652,958	208,694	3,117,237
Christopher T. Cox	6,273,821	1,587,831	3,117,237
David C. Mahoney	7,776,713	84,939	3,117,237
Randy Seidl	7,782,363	79,289	3,117,237
Donald R. Friedman	7,782,313	79,339	3,117,237
Michael A. Morrison	7,717,614	144,038	3,117,237

Proposal	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Amended 2011 Plan	6,500,940	1,265,322	95,390	3,117,237
Auditor Ratification	10,942,862	34,639	1,388	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By:	/s/ James Eliason
Name:	James Eliason
Title:	Chief Financial Officer

Date: April 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 19, 2017.